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                                                                    EXHIBIT 10.1


                          THE WILLIAMS COMPANIES, INC.

               $700,000,000 7.50% Debentures due January 15, 2031
                $400,000,000 6.75% Putable Asset Term Securities
                        Putable/Callable January 15, 2006


                               PURCHASE AGREEMENT


                                                                January 11, 2001

UBS Warburg LLC
Credit Suisse First Boston Corporation
Lehman Brothers Inc.
ABN AMRO Incorporated
Banc of America Securities LLC
BMO Nesbitt Burns Corp.
Commerzbank Securities
Credit Lyonnais Securities (USA) Inc.
The Royal Bank of Scotland plc
Scotia Capital Markets
TD Securities
c/o UBS Warburg LLC
677 Washington Boulevard
Stamford, CT 06901


Ladies and Gentlemen:


         The Williams Companies, Inc., a corporation duly organized and existing under the laws of the State of Delaware (the "Company"), UBS AG, acting through its London Branch (the "Selling Securityholder") and UBS Warburg LLC, Credit Suisse First Boston Corporation, Lehman Brothers Inc., ABN AMRO Incorporated, Banc of America Securities LLC, BMO Nesbitt Burns Corp., Commerzbank Securities, Credit Lyonnais Securities (USA) Inc., The Royal Bank of Scotland plc, Scotia Capital Markets and TD Securities (the "Initial Purchasers") confirm their agreement as follows: (1) the Company will sell to the Initial Purchasers $200,000,000 aggregate principal amount of its 7.50% Debentures due January 15, 2031 (the "7.50% Debentures") and $400,000,000 aggregate principal amount of its 6.75% Putable Asset Term Securities Putable/Callable January 15, 2006 (the "PATS" and, together with the 7.50% Debentures, the "Securities") and (2) the Selling Securityholder will sell to the Initial Purchasers $500,000,000 aggregate principal amount of the 7.50% Debentures. The Securities will be entitled to the benefits of a registration rights agreement dated the date hereof between the Company and the Initial Purchasers (the "Registration Rights Agreement").

         The Securities will be offered and sold to the Initial Purchasers, without registration under the Securities Act of 1933, as amended (the "Securities Act"), in reliance upon an exemption from the registration requirements of the Securities Act. In connection with the sale of the Securities, the Company has prepared an offering memorandum dated January 11, 2001 (the "Offering Memorandum") setting forth certain information concerning the Company, the Selling Securityholder and the Securities. All references in this Agreement to the Offering Memorandum include the documents incorporated by reference therein. The Company hereby confirms that it has authorized the use of the Offering Memorandum in connection with the offer and sale of the Securities.

         The Company understands that the Initial Purchasers propose to make offerings ("Exempt Resales") of the Securities only on the terms and in the manner set forth in the Offering Memorandum and Section 3 hereof, as soon as the Initial Purchasers deem advisable after this Agreement has been executed and delivered only to (i) persons in the United States whom the Initial Purchasers reasonably believe to be "qualified institutional buyers" ("QIBs") as defined in Rule 144A under the Act, as such rule may be amended from time to time ("Rule 144A"), or, if any such person is buying for one or more institutional accounts for which such person is acting as fiduciary or agent, only when such person has represented to the Initial Purchasers that each such account is a QIB, to whom notice has been given that such sale or delivery is being made in reliance on Rule 144A, and, in each case, in transactions under Rule 144A and (ii) non-U.S. persons to whom offers and sales of the Securities may be made in reliance upon Regulation S under the Act ("Regulation S"), in transactions meeting the requirements of Regulation S.

         When used herein, the term "Indenture" shall refer to the indenture dated as of November 10, 1997, between the Company and Bank One Trust Company, N.A., as Trustee (the "Indenture Trustee") as amended by the First Supplemental Indenture dated as of September 8, 2000, the Second Supplemental Indenture dated as of December 7, 2000, the Third Supplemental Indenture dated as of December 20, 2000, the Fourth Supplemental Indenture dated as of January 17, 2001 and the Fifth Supplemental Indenture dated as of January 17, 2001.

         1. The Company represents and warrants to, and agrees with, the Initial Purchasers that as of the date hereof and at the Time of Delivery (as defined herein):

                  (a) The Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the State of Delaware and is duly qualified to do business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the financial condition, results of operations or business of the Company and its subsidiaries, taken as a whole (a "Material Adverse Effect");



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                  (b) Each of the significant subsidiaries (as defined in Rule
         1-02(w) of Regulation S-X promulgated by the Securities and Exchange Commission) of the Company (the "Significant Subsidiaries") has been duly organized or validly formed, is validly existing and in good standing under the laws of the jurisdiction of its formation or incorporation and is duly qualified to do business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect;

                  (c) Each of the Company and its Significant Subsidiaries has all consents, authorizations, approvals, orders, certificates and permits of and from, and has made all declarations and filings with, all federal, state, local and other governmental authorities, and all courts or other tribunals (collectively the "Licenses") necessary to own or lease, as the case may be, and to operate its properties and to carry on its business as presently conducted, except where the failure to possess such Licenses could not reasonably be expected to have a Material Adverse Effect, and neither the Company nor any of its Significant Subsidiaries has received any notice of proceedings relating to revocation or modification of any such Licenses;

                  (d) Each of the Company and its Significant Subsidiaries (i) is in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (ii) has received all permits, licenses or other approvals required of it under applicable Environmental Laws to conduct its business and (iii) is in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, singly or in the aggregate, have a Material Adverse Effect;

                  (e) In the ordinary course of its business, each of the Company and its Significant Subsidiaries conducts a periodic review of the effect of Environmental Laws on its business, operations and properties, in the course of which it identifies and evaluates associated costs and liabilities (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties). On the basis of such review, each of the Company and its Significant Subsidiaries reasonably concluded that such associated costs and liabilities would not, singly or in the aggregate, have a Material Adverse Effect;

                  (f) The Company has filed all material tax returns which are required to be filed by it and has paid all taxes due pursuant to such returns or pursuant to any assessment received by the Company, except where the same may be contested in good faith by



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         appropriate proceedings, and where the Company has maintained in accordance with generally accepted accounting principles appropriate reserves for the accrual of any of the same. The charges, accruals and reserves on the books of the Company in respect of taxes or other governmental charges are, in the opinion of the Company, adequate;

                  (g) The Company is not an "investment company" or an entity "controlled" by an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended;

                  (h) This Agreement has been duly authorized, executed and delivered by the Company;

                  (i) The Indenture has been duly authorized, executed and delivered by the Company and, assuming due authorization, execution and authentification by the Trustee, is a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether considered in a proceeding in equity or at law). The Indenture has been duly qualified under the Trust Indenture Act of 1939;

                  (j) The Securities have been duly authorized by the Company and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Initial Purchasers in accordance with the terms of this Agreement, will be entitled to the benefits of the Indenture and will be valid and binding obligations of the Company, enforceable in accordance with their terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting creditors' rights generally and (ii) rights of acceleration, if any, enforceability and the availability of equitable remedies may be limited by equitable principles of general applicability (regardless of whether considered in a proceeding in equity or at law);

                  (k) The Securities constitute unsecured and unsubordinated obligations of the Company and rank pari passu without any preference among themselves; the Securities rank pari passu with all other unsecured and unsubordinated debt obligations of the Company other than any unsubordinated debt obligations which rank junior to the Securities;

                  (l) The Company Purchase Option (as defined in section 7(j) of this Agreement) has been duly authorized, and when duly executed and delivered by the Company and the Selling Securityholder, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as enforcement



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         thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether considered in a proceeding in equity or at law);

                  (m) The Registration Rights Agreement has been duly authorized, and when duly executed and delivered by the Company and the Initial Purchasers, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether considered in a proceeding in equity or at law);

                  (n) The execution and delivery by the Company of this Agreement, the Indenture, the issuance and delivery of the Securities, the Company Purchase Option, the Registration Rights Agreement, the consummation by the Company of the transactions contemplated herein and the compliance by the Company with the terms of this Agreement, the Indenture, the Securities and the Registration Rights Agreement have been duly authorized by all necessary corporate action on the part of the Company and do not and will not result in any violation of the charter or by-laws of the Company, and do not and will not conflict with, or result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company is a party or by which the Company is bound (except for such conflicts, breaches or defaults that could not reasonably be expected to have a Material Adverse Effect), nor does or will such action result in any violation of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issuance and sale of the Securities or the consummation by the Company of the transactions contemplated by the Registration Rights Agreement, the Company Purchase Option, this Agreement or the Indenture;

                  (o) Neither the Company nor any of its Significant Subsidiaries is in violation of its charter or by-laws or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any contracts, indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party;

                  (p) The Company has filed all documents with the Securities and Exchange Commission (the "Commission") that it is required to file under the Securities Act and the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as applicable, and the rules and regulations of the Commission thereunder, and such documents conformed in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable,



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         and the rules and regulations of the Commission thereunder, and at the time so filed none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the documents filed with the Commission or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

                  (q) The Offering Memorandum does not as of the time hereof and will not, as of the Time of Delivery, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not be made to the Initial Purchasers with regard to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by, or on behalf of, the Selling Securityholder or the Initial Purchasers, as the case may be;

                  (r) Neither the Company nor any of its Significant Subsidiaries has sustained, since the date of the latest audited financial statements included or incorporated by reference in the Offering Memorandum, any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, which would result in any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, taken as a whole, otherwise than as set forth or contemplated in the Offering Memorandum, and, since the respective dates as of which information is given in the Offering Memorandum, there has not been any change in the capital stock (other than pursuant to the Company's common stock repurchase program, or its dividend reinvestment and other common stock plans) or long-term debt of the Company or any of its Significant Subsidiaries, or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, stockholder's equity or results of operations of the Company and its Significant Subsidiaries, taken as a whole, otherwise than as disclosed in the Offering Memorandum;

                  (s) The consolidated financial statements filed with or as part of any document filed with the Commission present fairly in all material respects the financial position, results of operations and changes in financial position of the Company and its



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         subsidiaries at the dates and for the periods indicated, all in conformity with generally accepted accounting principles; and the Company has no material contingent obligation which is not disclosed in such financial statements;

                  (t) Other than as set forth or incorporated by reference in the Offering Memorandum, there is no action, suit or proceeding before or by any government, governmental instrumentality or court, domestic or foreign, now pending or, to the knowledge of the Company, threatened against or affecting the Company that could reasonably be expected to result in any Material Adverse Effect, or that could reasonably be expected to adversely affect the consummation of the transactions contemplated in this Agreement;

                  (u) Assuming the accuracy of the representations, warranties and agreements of the Initial Purchasers in Section 4 hereof and the Selling Securityholder in Section 2 hereof, compliance by the Initial Purchasers and the Selling Securityholder with the offering and transfer procedures and restrictions described in the Offering Memorandum, the accuracy of the representations and warranties deemed to be made in the Offering Memorandum by purchasers to whom the Initial Purchasers initially resell the Securities and that purchasers to whom the Initial Purchasers initially resell the Securities receive a copy of the Offering Memorandum prior to such sale, it is not necessary in connection with the offer, sale and delivery of the Securities to the Initial Purchasers or in connection with the initial resale of the Securities by the Initial Purchasers in the manner contemplated by this Agreement and the Offering Memorandum to register the Securities under the Securities Act or to qualify the Indenture under the Trust Indenture Act of 1939, as amended;

                  (v) The Company, its affiliates and any person acting on its or their behalf have not, directly or indirectly:

                           (i) engaged in any directed selling efforts (within
                  the meaning of Regulation S under the Securities Act) with respect to the Securities;

                          (ii) offered or sold the Securities in the United
                  States by any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act; or

                         (iii) sold, solicited any offers to buy or offered to
                  sell or otherwise negotiated in respect of any security in a manner that would require registration of the Securities under the Securities Act in accordance with the theory of "integration" referred to in Regulation D under the Securities Act.

                  (w) The Securities satisfy the requirements of Rule 144A(d)(3) under the Securities Act.



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                  (x) On the date hereof, the Offering Memorandum contains the information regarding the Company specified in, and which satisfies the requirements of, Rule 144A(d)(4) under the Securities Act.

                  (y) Ernst & Young LLP, who have audited certain consolidated financial statements of the Company, are independent public accountants as required by the Securities Act and the rules and regulations of the Commission thereunder.

         2. The Selling Securityholder represents and warrants to, and agrees with, each of the Initial Purchasers that:

                  (a) This Agreement has been duly authorized, executed and delivered by or on behalf of the Selling Securityholder;

                  (b) The execution and delivery by the Selling Securityholder of, and the performance by the Selling Securityholder of its obligations under this Agreement, and the consummation of the transactions herein contemplated, will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Selling Securityholder is a party or by which the Selling Securityholder is bound, nor will such action result in any violation of the provisions of the Organization Regulations of the Selling Securityholder or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Selling Securityholder or any of its properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required on behalf of the Selling Securityholder for the consummation by the Selling Securityholder of the transactions contemplated by this Agreement except such approvals as have been, or will have been, prior to the Time of Delivery, obtained under the Act and the Trust Indenture Act and such consents, approvals, authorizations, orders, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Initial Purchasers;

                  (c) At the Time of Delivery, the Selling Securityholder will have valid and unencumbered title to the 7.50% Debentures sold by it pursuant to this Agreement and full right, power and authority to sell, assign, transfer and deliver such 7.50% Debentures; and upon the delivery and payment for such Securities at the Time of Delivery, the Initial Purchasers will acquire valid and unencumbered title to such 7.50% Debentures;

                  (d) The Information relating to the Selling Securityholder furnished in writing by or on behalf of the Selling Securityholder expressly for use in the Offering Memorandum does not contain any untrue statement of a material fact required to be stated therein or necessary to make the statements therein not misleading.



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         3. On the basis of the representations, warranties and covenants contained in this Agreement, and subject to the terms and conditions herein set forth, (a) the Company agrees to sell to the several Initial Purchasers, and each Initial Purchaser agrees, severally and not jointly, to purchase from the Company, the respective aggregate principal amount of 7.50% Debentures and PATS set forth in columns A and B, respectively, of Schedule A hereto opposite to its name at a purchase price equal to 99.07% and 99.625% of the aggregate principal amount of such Securities, respectively; (b) the Selling Securityholder agrees to sell to the several Initial Purchasers, and each Initial Purchaser agrees, severally and not jointly, to purchase from the Selling Securityholder, the respective aggregate principal amount of 7.50% Debentures set forth in column A of Schedule B hereto opposite to its name at a purchase price equal to 99.07% of the aggregate principal amount of such 7.50% Debentures; (c) the Company agrees to pay to the Initial Purchasers a placement fee of 0.875% of $200,000,000 aggregate principal amount of the 7.50% Debentures and 0.60% of $400,000,000 aggregate principal amount of the PATS and the Selling Securityholder agrees to pay to the Initial Purchasers a placement fee of 0.875% of $500,000,000 aggregate principal amount of the 7.50% Debentures, as compensation for placing the Securities (the "Placement Fee"); (d) the Company agrees to assign to the Selling Securityholder the option to purchase the PATS from the holders of such securities provided for in the Fourth Supplemental Indenture (the "Call Option"); and (e) the Selling Securityholder agrees to pay $20,043,330 to the Company for the assignment of the Call Option.

         4. Each Initial Purchaser, severally and not jointly, hereby represents and warrants to, and agrees with the Company that: such Initial Purchaser (i) is a QIB with such knowledge and experience in financial and business matters as are necessary in order to evaluate the merits and risks of an investment in the Securities; (ii) is not acquiring the Securities with a view to any distribution thereof that would violate the Securities Act or the securities or blue sky laws of any state or country, (iii) has received all information it considers necessary to evaluate the merits and risks of an investment in the Securities,
(iv) will not engage in any directed selling efforts (within the meaning of Regulation S under the Securities Act) with respect to the Securities and has complied with the offering restriction requirements of Regulation S; (v) will not offer or sell the Securities in the United States by any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) or in any manner involving a public offering within the meaning of Section 4(2) if the Securities Act; and (vi) will offer or sell the Securities only: (x) in offshore transactions in accordance with Rule 903 of Regulation S under the Securities Act; provided that commencing on the date hereof and continuing through a 40-day restricted period commencing at the Time of Delivery: (1) no such offer or sale will be made to a U.S. person or for the account or benefit of a U.S. person (other than such Initial Purchaser); and (2) such Initial Purchaser, if selling Securities to a dealer or a person receiving a selling concession, fee or other remuneration in respect of the Securities, will send a confirmation or other notice to the purchaser stating that the purchaser is subject to the same restrictions on offers and sales as are set forth in this section 4; the terms used in this clause (x) are being used as used in Regulation S under the Securities Act; or (y) to persons whom it reasonably believes to be QIBs within the meaning of Rule 144A under the Securities Act in compliance with Rule 144A.



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         5. The Securities to be delivered to the Initial Purchasers hereunder will be represented by one or more global certificates in book-entry form which will be deposited by, or on behalf of, the Company with, and shall be registered in the name of, The Depository Trust Company ("DTC") or its designated custodian. Such Securities shall bear the legend set forth in the Offering Memorandum. The Company and the Selling Securityholder will deliver the Securities respectively sold by them to the Initial Purchasers at the Time of Delivery at the offices of Shearman & Sterling, New York, New York, against payment of the purchase price in Federal (same day) funds to the account specified by the Company and the Selling Securityholder to the Initial Purchasers. The Company will cause the certificates representing the Securities to be made available to the Initial Purchasers for checking at least twenty four hours prior to the Time of Delivery at the offices of Shearman & Sterling. The time and date of such delivery and of the payment referred to in subsection (c) of section 3 above shall be 9:30.a.m., New York City time on January 17, 2001 or such other date and time as the Company, the Selling Securityholder and the Initial Purchasers may agree upon in writing. Such date and time are herein called the "Time of Delivery."

         6. In further consideration of the agreements of the Initial Purchasers herein contained, the Company, its affiliates and any person acting on its or their behalf, covenant with the Initial Purchasers and the Selling Securityholder as follows:

                  (a) The Company, its affiliates and any person acting on its or their behalf will not, directly or indirectly:

                           (i) engage in any directed selling efforts (within
                  the meaning of Regulation S under the Securities Act) with respect to the Securities;

                           (ii) offer or sell the Securities in the United
                  States by any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act; or

                           (iii) sell, solicit any offers to buy or offer to
                  sell or otherwise negotiate in respect of any security in a manner that would require registration of the Securities under the Securities Act in accordance with the theory of "integration" referred to in Regulation D under the Securities Act.

                  (b) The Company will maintain offering restrictions (within the meaning of Regulation S under the Securities Act) in connection with the offering of the Securities contemplated in this Agreement and the Offering Memorandum commencing on the date hereof and continuing through a 40-day restricted period commencing on the Time of Delivery.

                  (c) While any Security remains outstanding, during any period in which the Company is not subject to Section 13 or Section 15(d) of the Securities Exchange Act of



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

         1934, as amended, and its securities are not exempt from Section 12(g) thereof pursuant to Rule 12g3-2(b) thereunder, the Company will upon request make available to the Initial Purchasers, to any holder of Securities, and to any prospective purchaser designated by any holder of Securities, the information regarding the Company specified in, and satisfying the requirements of, Rule 144A(d)(4) under the Securities Act.

                  (d) The Company will prepare the Offering Memorandum in a form approved by the Initial Purchasers, and before amending or supplementing the Offering Memorandum, will furnish to the Initial Purchasers a copy of each such proposed amendment or supplement and will not prepare any such proposed amendment or supplement to which the Initial Purchasers reasonably objects.

                  (e) Prior to 10:00 a.m., New York City time, on the New York Business Day (as defined below) next succeeding the date of this Agreement and from time to time, the Company will furnish the Initial Purchasers, in New York City, with copies of the Offering Memorandum in New York City and each amendment or supplement thereto, together with any independent accountants' report contained in the Offering Memorandum, and any amendment or supplement containing amendments to the financial statements covered by such report, signed by the accountants, and additional copies thereof in such quantities as the Initial Purchasers from time to time reasonably request, and if, at any time prior to the consummation of any Exempt Resale, any event shall have occurred as a result of which the Offering Memorandum as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Offering Memorandum is delivered, not misleading, or, if for any other reason it shall be necessary or desirable, during such same period to amend or supplement the Offering Memorandum, the Company will notify the Initial Purchasers and upon the Initial Purchasers' request to prepare and furnish without charge to the Initial Purchasers and to any dealer in securities as many copies as the Initial Purchasers may from time to time reasonably request of the amended Offering Memorandum or supplement to the Offering Memorandum which will correct such statement or omission or effect such compliance. For the purposes of this paragraph, "New York Business Day" shall mean any day that is not a day on which banking institutions in New York are generally authorized or required by law or regulation to close;

                  (f) During the period beginning on the date hereof and continuing to and including the Time of Delivery, the Company will not offer, sell, contract to sell or otherwise dispose of any debt securities of the Company or warrants to purchase debt securities of the Company substantially similar to the Securities (other than the Securities), without the prior written consent of the Initial Purchasers.

                  (g) The Company will pay all expenses incident to the performance of its obligations under this Agreement, including: (i) the preparation the Offering

         Memorandum and all amendments and supplements thereto; (ii) the preparation, issuance and delivery of the Securities; (iii) the fees and disbursements of the Company's counsel and accountants and of the Trustee and its counsel; (iv) the fees and disbursements of the Initial Purchasers' counsel; (iv) the qualification of the Securities under state securities or blue sky laws in accordance with the provisions of
         Section 6(f), including filing fees and the fees and disbursements of counsel for the Initial Purchasers in connection therewith and in connection with the preparation of any blue sky or Legal Investment Memoranda; (vi) the printing and delivery to the Initial Purchasers in quantities as herein above stated of copies of the Offering Memorandum and any amendments or supplements thereto; (vii) the printing and delivery to the Initial Purchasers of copies of any blue sky or Legal Investment Memoranda; (viii) any fees charged by rating agencies for the rating of the Securities; (ix) any expenses incurred by the Company in connection with a "road show" presentation to potential investors.

                  (h) To take all reasonable action necessary to enable Standard & Poor's Rating Service, a division of McGraw Hill, Inc. ("S&P"), and Moody's Investor Service, Inc. ("Moody's") to provide their respective ratings of the Securities.

                  (i) To cooperate with the Initial Purchasers and use its reasonable best efforts to permit the Securities to be eligible for clearance and settlement through the facilities of the Depository Trust Company.

         7. The obligations of the Initial Purchasers shall be subject, in the discretion of the Initial Purchasers, to the condition that all representations and warranties and other statements of the Company in or incorporated by reference in the Offering Memorandum as amended or supplemented are, at and as of the Time of Delivery, true and correct, the condition that the Company shall have performed all of its obligations hereunder theretofore to be performed, and the following additional conditions:

                  (a) William G. von Glahn, Esq., Senior Vice President and General Counsel of the Company, shall have furnished to such Initial Purchasers an opinion, dated the Time of Delivery, in form and substance reasonably satisfactory to the Initial Purchasers, to the effect that:

                           (i) The Company has been duly incorporated, is
                  validly existing as a corporation in good standing under the laws of the State of Delaware and is duly qualified to do business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect;

                           (ii) Each of the Significant Subsidiaries has been
                  duly organized or validly formed, is validly existing and in good standing under the laws of the jurisdiction of its incorporation and is duly qualified to do business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect;

                           (iii) Each of the Company and the Significant
                  Subsidiaries has all Licenses necessary to own or lease, as the case may be, and to operate its properties and to carry on its business as presently conducted, except where the failure to possess such Licenses could not reasonably be expected to have a Material Adverse Effect, and neither the Company nor any of its Significant Subsidiaries has received any notice of proceedings relating to revocation or modification of any such Licenses;

                           (iv) This Agreement has been duly authorized,
                  executed and delivered by the Company;

                           (v) The Indenture has been duly authorized, executed
                  and delivered by the Company and, assuming due authorization, execution and authentification by the Trustee, is a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether considered in a proceeding in equity or at law). The Indenture has been duly qualified under the Trust Indenture Act of 1939;

                           (vi) The Securities have been duly authorized by the
                  Company and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Initial Purchasers in accordance with the terms of this Agreement, will be entitled to the benefits of the Indenture and will be valid and binding obligations of the Company, enforceable in accordance with their terms except as
                  (i) the enforceability thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting creditors' rights generally and (ii) rights of acceleration, if any, enforceability and the availability of equitable remedies may be limited by equitable principles of general applicability (regardless of whether considered in a proceeding in equity or at law);

                           (vii) The Registration Rights Agreement has been duly
                  authorized, executed and delivered and, when executed and delivered by the Initial Purchasers, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether considered in a proceeding in equity or at law);

                           (viii) The Company Purchase Option has been duly
                  authorized, and when duly executed and delivered by the Company and the Selling Securityholder, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether considered in a proceeding in equity or at law);

                           (ix) The execution and delivery by the Company of
                  this Agreement, the Indenture, the Registration Rights Agreement, the issuance and delivery of the Securities, the Company Purchase Option, the consummation by the Company of the transactions contemplated herein and the compliance by the Company with the terms of this Agreement, the Indenture, the Registration Rights Agreement, the Company Purchase Option and the Securities have been duly authorized by all necessary corporate action on the part of the Company and do not and will not result in any violation of the charter or by-laws of the Company, and do not and will not conflict with, or result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company is a party or by which the Company is bound (except for such conflicts, breaches or defaults that could not reasonably be expected to have a Material Adverse Effect), nor does or will such action result in any violation of the charter or by-laws of the Company or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issuance and sale of the Securities or the consummation by the Company of the transactions contemplated by the Registration Rights Agreement, the Company Purchase Option, this Agreement or the Indenture;

                           (x) Neither the Company nor any of its Significant
                  Subsidiaries is in violation of its charter or by-laws or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any contracts, indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party;

                           (xi) The Company is not an "investment company," as
                  such term is defined in the Investment Company Act;

                           (xii) The Company has filed all documents with the
                  Commission that it is required to file under the Securities Act and the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and such documents (other than the financial statements, including the notes thereto, and related schedules therein, and the other financial and accounting data, as to which such counsel need express no opinion) conformed in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder; and such counsel has no reason to believe that any of such documents, when they became effective and were so filed, as the case may be, contained, in the case of a registration statement which became effective under the Securities Act or Exchange Act, an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or, in the case of other documents which were filed under the Securities Act or the Exchange Act with the Commission, an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such documents were so filed, not misleading;

                           (xiii) The statements in the Offering Memorandum
                  under the captions "Description of the Securities," insofar as they purport to constitute a summary of the terms of the Securities and "Plan of Distribution," insofar as they purport to describe the legal matters and documents referred to therein, fairly summarize in all material respects the matters referred to therein;

                           (xiv) After due inquiry, such counsel does not know
                  of any legal or governmental proceedings pending or threatened to which the Company is a party or to which any of the properties of the Company is subject that are required to be described in the Offering Memorandum and are not so described or of any statutes, regulations, contracts or other documents that are required to be described in the Offering Memorandum that are not described as required;

                           (xv) Such counsel has no reason to believe that
                  (except for financial statements and schedules and related notes thereto, and the other financial and accounting data as to which such counsel need not express any belief) the Offering Memorandum contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and

                           (xvi) Assuming the accuracy of the representations of
                  the Initial Purchasers contained in Section 4 hereof and the Selling Securityholder in Section 2 hereof, compliance by the Initial Purchasers and the Selling Securityholder with the offering and transfer procedures and restrictions described in the Offering Memorandum, the accuracy of the representations and warranties deemed to be made in the Offering Memorandum by purchasers to whom the Initial Purchasers initially resell the Securities and that purchasers to whom the Initial Purchasers initially resell the Securities receive a copy of the Offering Memorandum prior to such sale, it is not necessary in connection with the offer, sale and delivery of the Securities in the manner contemplated in this Agreement to register the Securities under the Securities Act or to qualify the Indenture under the Trust Indenture Act of 1939, as amended.

                  (b) Counsel (which may be in-house counsel) for the Selling Securityholder, shall have furnished to the Initial Purchasers an opinion, dated the Time of Delivery, in form and substance satisfactory to the Initial Purchasers, to the effect that:

                           (i) This Agreement has been duly authorized, executed
                  and delivered by the Selling Securityholder;

                           (ii) The Selling Securityholder had full right, power
                  and authority to sell and deliver the Securities sold by it in accordance with the provisions of this Agreement; and

                           (iii) Upon delivery to DTC or its agent of the
                  Securities sold by the Selling Securityholder registered in the name of Cede & Co., as nominee for DTC, and upon the payment of the purchase price for such Securities and the crediting by DTC of such Securities to the securities accounts of the Initial Purchasers with DTC, the Initial Purchasers will acquire a valid entitlement (within the meaning of Section 8-501 of the New York Uniform Commercial Code) in respect of the Securities to be purchased by it, and no action (whether framed in conversion, replevin, constructive trust, equitable lien, or other theory) based on an adverse claim to such Securities may be asserted against the Initial Purchasers (assuming that the Initial Purchasers are without notice of any adverse claim).

                  (c) The Initial Purchasers shall have received at the Time of Delivery an opinion of Shearman & Sterling, counsel for the Initial Purchasers, dated the Time of Delivery, covering the matters referred to in subparagraphs (iv), (v) and (vi) of subsection (a) above and the accuracy and completeness of the statements set forth in the Offering Memorandum under the captions "Description of the Securities," insofar as they purport to constitute a summary of the terms of the Securities, and "Plan of Distribution," insofar as they purport to describe the documents referred to therein, as well as such other matters as the Initial Purchasers may reasonably request, and such counsel shall have received such documents and information as they may reasonably request to enable them to pass upon such matters.

                  (d) The Initial Purchasers shall have received at the time of execution of this Agreement a letter, dated the date hereof, in form and substance satisfactory to the Initial Purchasers, from Ernst & Young LLP, independent public accountants, containing statements and information of the type ordinarily included in accountants' "comfort letters" to the Initial Purchasers with respect to the financial statements and certain financial information contained in the Offering Memorandum.

                  (e) With respect to the letter of Ernst & Young referred to in the preceding paragraph and delivered to the Initial Purchasers on the date hereof (the "Initial Letter"), the Initial Purchasers shall have received at the Time of Delivery a letter (the "Bring Down Letter") from Ernst & Young, dated the Time of Delivery (i) stating as of the date of such Bring Down Letter the conclusions and findings of such firm with respect to the financial information and other matters covered by the Initial Letter and (ii) confirming in all material respects the conclusions and findings set forth in the Initial Letter.

                  (f) (i) Neither the Company nor any of its Significant Subsidiaries shall have sustained, since the date of the latest audited financial statements included in or incorporated by reference in the Offering Memorandum, any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, which would result in any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, taken as a whole, otherwise than as set forth or contemplated in the Offering Memorandum, and (ii) since the respective dates as of which information is given in the Offering Memorandum, there shall not have been any change in the capital stock (other than pursuant to the Company's common stock repurchase program, or its dividend reinvestment and other common stock plans) or long-term debt of the Company or any of its Significant Subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its Significant Subsidiaries, taken as a whole, otherwise than as set forth in the Offering Memorandum, as of the date of this Agreement, the effect of which, in any such case described in clause (i) or (ii), is in the judgment of the Initial Purchasers so material and adverse as to make it impracticable or inadvisable to proceed with the sale or the delivery of the Securities on the terms and in the manner contemplated in the Offering Memorandum;

                  (g) During the period beginning on the date hereof and ending at the Time of Delivery, (i) no downgrading shall have occurred in the rating accorded the debt securities or preferred stock of the Company by any "nationally recognized statistical rating organization," as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Securities Act, and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the debt securities or preferred stock of the Company;

                  (h) During the period beginning on the date hereof and ending at the Time of Delivery, there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange or the establishment of minimum prices on such exchange; (ii) a suspension or material limitation in trading in the Company's securities on the New York Stock Exchange; (iii) a general moratorium on commercial banking activities declared by either Federal or New York State authorities;
         (iv) a material disruption of the United States government securities market, United States corporate bond market or the United States federal wire transfer system; and (v) an outbreak or escalation of hostilities involving the United States or the declaration of a national emergency or war by the United States, if the effect of any such event specified in this clause (h) in the judgment of the Initial Purchasers makes it impracticable or inadvisable to proceed with the sale or the delivery of the Securities; and

                  (i) The Company shall furnish, or cause to be furnished to the Initial Purchasers, at the Time of Delivery, a certificate or certificates of officers of the Company satisfactory to the Initial Purchasers (i) as to the accuracy of the representations and warranties of the Company herein at and as of such Time of Delivery, (ii) as to the performance by the Company of all of its obligations hereunder to be performed at or prior to such Time of Delivery, (iii) as to the matters set forth in clauses (i) and (ii) of subsection (f) of this Section and (iv) as to such other matters as the Initial Purchasers may reasonably request.

                  (j) The Company and the Initial Purchaser shall have entered into a letter agreement satisfactory to the Initial Purchaser, substantially in the form of Exhibit A hereto (the "Company Purchase Option").

                  8. (a) The Company agrees to indemnify and hold harmless the Selling Securityholder and each Initial Purchaser against any losses, claims, damages or liabilities, joint or several, to which such Securityholder or Initial Purchaser, as the case may be, may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Offering Memorandum, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse such Selling Securityholder or Initial Purchaser, as the case may be, for any legal or other expenses reasonably incurred by such Selling Securityholder or Initial Purchaser in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the

         Offering Memorandum, or any such amendment or supplement thereto, in reliance upon and in conformity with written information relating to the Selling Securityholder or any Initial Purchaser furnished to the Company by the Selling Securityholder or such Initial Purchasers, as the case may be, expressly for use in the Offering Memorandum as amended or supplemented.

                  (b) The Selling Securityholder agrees to indemnify and hold harmless the Company and each Initial Purchaser against any losses, claims, damages or liabilities, joint or several, to which such Company or Initial Purchaser may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Offering Memorandum, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Offering Memorandum, or any amendment or supplement thereto in reliance upon and in conformity with written information relating to the Selling Securityholder furnished to the Company by the Selling Securityholder expressly for use therein; and will reimburse the Company and each Initial Purchaser for any legal or other expenses reasonably incurred by the Company or such Initial Purchaser in connection with investigating or defending any such action or claim as such expenses are incurred;

                  (c) Each Initial Purchaser agrees to indemnify and hold harmless the Company and the Selling Securityholder against any losses, claims, damages or liabilities to which the Company or the Selling Securityholder may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Offering Memorandum, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Offering Memorandum, or any amendment or supplement thereto in reliance upon and in conformity with written information relating to such Initial Purchaser furnished to the Company by such Initial Purchaser expressly for use therein; and will reimburse the Company and the Selling Securityholder for any legal or other expenses reasonably incurred by the Company or the Selling Securityholder in connection with investigating or defending any such action or claim as such expenses are incurred.

                  (d) Promptly after receipt by an indemnified party under subsection (a), (b) or (c) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

                  (e) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a), (b) or (c) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Selling Securityholder and the Company on the one hand and the Initial Purchasers on the other to which such loss, claim, damage or liability (or action in respect thereof) relates. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (d) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Selling Securityholder and the Company on the one hand and the Initial Purchasers of the Securities on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Selling Securityholder and the Company on the one hand and the Initial Purchasers on the other shall be deemed to be in the same proportion as the total net proceeds from such offering (before deducting expenses) received by the Company and the Selling Securityholder bear to the total commissions received by the Initial Purchasers. The relative benefits received by the Company on the one hand and the Selling Securityholder on the other shall be deemed to be in the same proportion as the total net proceeds from such offering (before deducting expenses) received by the Company and the Selling Securityholder bear to the total commissions received by the Initial Purchasers. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Selling Securityholder and the Company on the one hand or such Initial Purchasers on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Selling Securityholder and the Initial Purchasers agree that it would not be just and equitable if contribution pursuant to this subsection (e) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (e). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (e), no Initial Purchaser shall be required to contribute any amount in excess of the amount by which the total price at which the Securities sold by it exceeds the amount of any damages which such Initial Purchaser has otherwise been required to pay by reason of such an untrue or alleged untrue statement or omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                  (f) The obligations of the Selling Securityholder or the Company under this Section 8 shall be in addition to any liability which the Selling Securityholder or the Company, as the case may be, may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Initial Purchasers within the meaning of the Act; and the obligations of the Initial Purchasers under this Section 8 shall be in addition to any liability which the respective Initial Purchasers may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Selling Securityholder or the Company, as the case may be, and to each person, if any, who controls the Selling Securityholder or the Company, as the case may be, within the meaning of the Act.

         9. The respective agreements, representations, warranties and other statements of the Company, the Selling Securityholder and the Initial Purchasers as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Initial Purchaser or any controlling person of such Initial Purchaser or the Company, or any officer or director or controlling person of the Company, and shall survive delivery of and payment for the Securities.

         10. All statements, requests, notices and agreements hereunder shall be in writing, and if to the Selling Securityholder shall be delivered or sent by mail, telex or facsimile transmission to UBS AG, London Branch, c/o UBS Warburg LLC, 677 Washington Boulevard, Stamford, CT 06901, Attn: William Sullivan, facsimile number: 203-719-7319; if to the Initial Purchasers by mail, telex or facsimile transmission to UBS Warburg LLC, 677 Washington Boulevard,

Stamford, CT 06901, Attn: Scott Giese, facsimile number: 203-719-7319; and if to the Company shall be delivered or sent by mail, telex or facsimile transmission to The Williams Companies, Inc., One Williams Center, Tulsa, Oklahoma 74172,
Attn: Treasurer, facsimile number: 918-573-2065. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

         11. This Agreement shall be binding upon, and inure solely to the benefit of, the Initial Purchasers, the Selling Securityholder and the Company, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Securities from the Initial Purchasers shall be deemed a successor or assign by reason merely of such purchase.

         12. If the Company fails or refuses to comply with the terms or to fulfill any of the conditions of this Agreement other than by reason of default by the Initial Purchasers or Selling Securityholder, the Company will reimburse the Initial Purchasers for all out-of-pocket expenses approved in writing by the Initial Purchasers, including fees and disbursements of counsel, reasonably incurred by the Initial Purchasers in making preparations for the purchase of the Securities.

         13. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

         14. This Agreement may be executed by any one or more of the parties hereto and thereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

         If the foregoing is in accordance with your understanding, please sign and return to us 6 counterparts hereof.


                                        Very truly yours,
                                        UBS AG, acting through its London Branch

                                        By: /s/ WILLIAM A. SULLIVAN
                                           -------------------------------------
                                             Name:  William A. Sullivan
                                             Title: Director, Legal and External
                                                    Affairs

                                        By: /s/ BRYAN MURTAGH
                                           -------------------------------------
                                             Name:  Bryan Murtagh
                                             Title: Executive Director, Legal
                                                    and External Affairs

                                        THE WILLIAMS COMPANIES, INC.

                                        By: /s/ DEBORAH S. FLEMING
                                           -------------------------------------
                                             Name:  Deborah S. Fleming
                                             Title: Treasurer

Accepted as of the date hereof:

UBS Warburg LLC
Credit Suisse First Boston Corporation
Lehman Brothers Inc.
ABN AMRO Incorporated
Banc of America Securities LLC
BMO Nesbitt Burns Corp.
Commerzbank Securities
Credit Lyonnais Securities
The Royal Bank of Scotland PLC
Scotia Capital Markets
TD Securities

By: UBS Warburg LLC
Acting on behalf of itself and the several Initial Purchasers


By: /s/ SCOTT K. GIESE
   -----------------------------

Name:  Scott K. Giese
     ---------------------------
Title: Executive Director
      --------------------------
      Global F1 Derivatives


By: /s/ GARY KAUFMAN
   -----------------------------

Name:  Gary Kaufman
     ---------------------------
Title: Executive Director
      --------------------------
      Global Rates Derivatives

                                                                      SCHEDULE A

         PRINCIPAL AMOUNT OF SECURITIES TO BE PURCHASED FROM THE COMPANY

                                                           A                       B
                                                   PRINCIPAL AMOUNT OF     PRINCIPAL AMOUNT OF
              INITIAL PURCHASER                     7.50% DEBENTURES           6.75% PATS                TOTAL
              -----------------                    -------------------     -------------------           -----

    UBS Warburg LLC                                     $120,000,000           $240,000,000           $360,000,000

    Credit Suisse First Boston Corporation              $ 25,000,000           $ 50,000,000           $ 75,000,000

    Lehman Brothers Inc.                                $ 25,000,000           $ 50,000,000           $ 75,000,000

    ABN AMRO Incorporated                               $  3,750,000           $  7,500,000           $ 11,250,000

    Banc of America Securities LLC                      $  3,750,000           $  7,500,000           $ 11,250,000

    BMO Nesbitt Burns Corp.                             $  3,750,000           $  7,500,000           $ 11,250,000

    Commerzbank Securities                              $  3,750,000           $  7,500,000           $ 11,250,000

    Credit Lyonnais Securities (USA) Inc.               $  3,750,000           $  7,500,000           $ 11,250,000

    The Royal Bank of Scotland plc                      $  3,750,000           $  7,500,000           $ 11,250,000

    Scotia Capital Markets                              $  3,750,000           $  7,500,000           $ 11,250,000

    TD Securities                                       $  3,750,000           $  7,500,000           $ 11,250,000
                                                        ------------           ------------           ------------

    TOTAL                                               $200,000,000           $400,000,000           $600,000,000
                                                        ============           ============           ============

                                                                      SCHEDULE B

 PRINCIPAL AMOUNT OF SECURITIES TO BE PURCHASED FROM THE SELLING SECURITYHOLDER

                                                                    A
                                                           PRINCIPAL AMOUNT OF
        INITIAL PURCHASER                                   7.50% DEBENTURES
        -----------------                                  -------------------

         UBS Warburg LLC                                       $300,000,000

         Credit Suisse First Boston Corporation                $ 62,500,000

         Lehman Brothers Inc.                                  $ 62,500,000

         ABN AMRO Incorporated                                 $  9,375,000

         Banc of America Securities LLC                        $  9,375,000

         BMO Nesbitt Burns Corp.                               $  9,375,000

         Commerzbank Securities                                $  9,375,000

         Credit Lyonnais Securities (USA) Inc.                 $  9,375,000

         The Royal Bank of Scotland plc                        $  9,375,000

         Scotia Capital Markets                                $  9,375,000

         TD Securities                                         $  9,375,000
                                                               ------------

         TOTAL                                                 $500,000,000
                                                               ============


                                       3